UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2008

ML TRANSTREND DTP ENHANCED FUTURESACCESS LLC
(Exact name of each Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-52701 (Commission File Number)	30-0408288 (IRS Employer ID Number)

c/o Merrill Lynch Alternative Investments LLC Hopewell Corporate Campus 1200 Merrill Lynch Drive – 1B Pennington, New Jersey 08534 (Address of principal executive offices) (Zip Code)
(609) 274-5838
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Merrill Lynch Alternative Investments LLC (“MLAI”) is the manager (the “Manager”) of ML Transtrend DTP Enhanced FuturesAccess LLC (the “registrant”).

(b)           On April 24, 2008 Steven B. Olgin gave verbal notice to the Manager regarding his resignation as Vice President of the Manager and as a member of the Manager’s Board of Managers.  As of the date hereof, there is not a definitive effective date regarding the resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML TRANSTREND DTP ENHANCED FUTURESACCESS LLC

By:	Merrill Lynch Alternative Investments LLC
Its: Manager

By:	/s/ Barbra Kocsis
Name: Barbra Kocsis
Title: Chief Financial Officer

Date:  May 16, 2008